UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2019

IRON MOUNTAIN INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.                                        Other Events.

On February 14, 2019, Iron Mountain Incorporated, or the Company, filed a new prospectus supplement with the Securities and Exchange Commission, or the SEC, with respect to the Company’s at-the-market equity offering program, or the ATM Program, pursuant to which the Company may issue and sell shares of the Company’s common stock, par value $0.01 per share, having an aggregate gross sales price of up to $500,000,000, or the Shares, from time to time pursuant to the terms of the distribution agreement, or the Distribution Agreement, dated as of October 5, 2017, by and between the Company and the agents named therein, or the Agents, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.  The new prospectus supplement was filed as a result of the Company’s filing with the SEC on February 14, 2019 of a new universal shelf registration statement on Form S-3 (File No. 333-229681), which replaced the Company’s previously filed universal shelf registration statement on Form S-3 (File No. 333-209827). As of February 14, 2019, the Company has offered and sold Shares under the ATM Program with an aggregate gross sales price of $68,801,819. Accordingly, as of February 14, 2019, Shares having an aggregate gross sales price of up to $431,198,181 remain available for offer and sale under the ATM Program.

The Company intends to use the net proceeds from sales of Shares for general corporate purposes, which may include acquisitions and investments, including acquisitions and investments in its data center business, and repaying amounts outstanding from time to time under its revolving credit facility.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The above description of the Distribution Agreement is not complete and is subject to and qualified in its entirety by reference to the Distribution Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits

1.1                               Distribution Agreement, dated as of October 5, 2017, by and among the Company and the Agents. (Filed herewith.)

5.1                               Opinion of Sullivan & Worcester LLP. (Filed herewith.)

8.1                               Opinion of Sullivan & Worcester LLP as to tax matters. (Filed herewith.)

23.1                        Consent of Sullivan & Worcester LLP (contained in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Stuart B. Brown
Name:	Stuart B. Brown
Title:	Executive Vice President and Chief Financial Officer

Date: February 14, 2019